UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: March 31, 2010

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

New Perspective Fund

[photo of a row of rolled-up maps]

Semi-annual report for the six months ended March 31, 2010

New Perspective Fund® seeks long-term growth of capital through investments in common stocks of companies located around the world. It focuses on opportunities generated by changing global trade patterns and economic and political relationships. Future income is a secondary objective.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2010:

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	42.82%	5.47%	2.93%

The total annual fund operating expense ratio was 0.85% for Class A shares as of September 30, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 24 to 29 for details.

Results for other share classes can be found on page 4.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

[photo of a row of rolled-up maps]
For the six months ended March 31, 2010, New Perspective Fund gained 7.9%. This return assumes reinvestment of the 30.5 cent dividend paid in December 2009.

The fund’s return is roughly in line with the gains recorded by its two primary benchmarks. The unmanaged MSCI World Index, which measures equity markets in 23 countries, rose 7.7%. The Lipper Global Funds Average, a gauge of the fund’s category peers, climbed 7.8%.

Extending the time frame to include the last 12 months reveals the market strength that has characterized recent quarters. For the year ended March 31, 2010, the fund realized a 51.5% increase for shareholders who reinvested dividends. During that same stretch, the MSCI World Index rose 53.2%, and the Lipper average jumped 52.4%.

We take a long-term approach to managing your investment and, as you can see in the table below, New Perspective Fund has outpaced its benchmarks for the five-year, 10-year and lifetime periods.

[Begin Sidebar]
Results at a glance

For periods ended March 31, 2010, with all distributions reinvested

	Total returns		Average annual total returns
					Lifetime
	6 months	1 year	5 years	10 years	(since 3/13/73)

New Perspective Fund
(Class A shares)	7.9%	51.5%	6.7%	3.5%	12.6%

MSCI indexes*:
World Index	7.7	53.2	3.5	0.5	9.2
USA Index	11.8	49.8	2.1	–0.9	9.7

Lipper Global Funds Average†	7.8	52.4	3.6	1.0	11.4

*The indexes are unmanaged.
† Source: Lipper. Averages are based on total return and do not reflect the effects of sales charges. New Perspective Fund’s returns do not include sales charges.
[End Sidebar]

Rising markets

The past six months saw stock markets worldwide rising as several developed economies returned to positive GDP growth, and expansion continued in key emerging markets such as China and India. Corporate profitability experienced an uptick as many companies that had reduced expenses during the downturn were able to increase productivity and output without adding commensurate costs.

During the six months ended March 31, the U.S. stock market climbed 11.8%,* while Canada (11.6%), Australia (9.4%) and Brazil (13.0%) were likewise up sharply. Gains in Japan (5.3%), Hong Kong (6.1%) and the U.K. (6.3%) were more modest. Europe posted a small 1.5% gain.

Currency translation exerted a mixed but meaningful impact on the portfolio. (For U.S.-based investors, currency translation is a key way that the dollar’s value relative to other currencies will affect returns, as stocks of companies domiciled in other countries gain or lose value when converted back into U.S. currency.) The dollar strengthened against the euro, as mounting fiscal problems in heavily indebted nations took their toll. The greenback also appreciated relative to the British pound, the Swiss franc and the Japanese yen, but lost ground to the Australian and Canadian dollars.

Strong at the top

Results for the period were supported by solid returns among larger fund investments. For the six months, stocks of each of the fund’s top 10 holdings recorded increases, with most logging above-market gains. Leading the way were pharmaceutical producer Novo Nordisk (24.1%) and software giant Oracle (23.3%). Newmont Mining (15.7%), Honda Motor (14.7%), Google (14.4%), Microsoft (13.1%), Cisco (10.6%) and Anheuser-Busch InBev (10.5%) also registered double-digit gains. EMC (5.9%) and Barrick Gold (1.2%) realized smaller gains.

Other companies that contributed significantly included Apple (26.7%), SABMiller (21.6%), United Technologies (20.8%) and Nestlé (20.5%). Ford Motor (74.3%) and Delta Airlines (62.8%) rebounded sharply after suffering deep declines in the downturn.

Not all sizable holdings experienced price appreciation. Brazilian oil producer Petrobras slipped 2.5%, while banking giant UBS (–11.0%), Banco Santander (–17.3%), telecom provider Telefónica (–14.0%) and utility GDF SUEZ (–12.9%) all finished in the red. Results for the latter three were made considerably worse by currency translation.

*Unless otherwise indicated, country and region returns are based on MSCI indexes and measured in U.S. dollars with gross dividends reinvested.

The benefits of being global

The fund’s flexible mandate allows us to take advantage of investment opportunities worldwide. For example, we recently invested in a number of Japanese companies, principally exporters that we believe could benefit from an improving global economy. We have also added selectively to our holdings among diversified financials companies domiciled in a variety of countries, which we believed to be attractively valued.

We trimmed a number of our positions in the semiconductor area, selling at what we believe was a strong point in the industry cycle when prices were relatively high. We also reduced a number of our energy holdings, finding what we believe are better investments in other areas of the market.

Opportunities and concerns

While we have been pleased with the rebound in global stock markets, we are alert to the potential pitfalls that lie ahead. Growth has been positive, but could stall as governments remove support measures implemented during the downturn. If economic improvement does continue at a robust pace, inflation becomes a concern. This worry is heightened by the significant levels of debt accrued by many governments in the course of funding support and stimulus efforts. Additionally, a rise in interest rates, which currently stand at very low levels, seems inevitable — though the timing of such increases is uncertain.

Despite these challenges, we believe that excellent opportunities exist for well-run companies with global outlooks and ambitions. By investing in what we believe are the best of them, we are tapping into economic growth worldwide while also seeking to limit our exposure to downturns in a particular country or region. It’s an approach that has served the fund well in the past, and we believe it will continue to do so in the future.

We thank you for your long-term commitment to New Perspective Fund.

Sincerely,

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

/s/ Robert W. Lovelace

Robert W. Lovelace
President

May 10, 2010

For current information about the fund, visit americanfunds.com.

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2010:
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	45.44%	5.59	2.90%
Not reflecting CDSC	50.44	5.90	2.90

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	49.38	5.86	5.40
Not reflecting CDSC	50.38	5.86	5.40

Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	51.51	6.70	6.23

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	51.99	—	0.32

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	42.77	5.39	6.88
Not reflecting maximum sales charge	51.47	6.65	7.65

Class 529-B shares2,4 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	45.27	5.47	6.76
Not reflecting CDSC	50.27	5.78	6.76

Class 529-C shares4 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	49.24	5.79	6.76
Not reflecting CDSC	50.24	5.79	6.76

Class 529-E shares3,4 — first sold 3/1/02	51.06	6.33	7.08

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	51.82	6.86	10.95

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 24 to 29 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Summary investment portfolio, March 31, 2010
unaudited

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)
Information technology	19.69%
Health care	12.36
Financials	11.02
Consumer staples	10.30
Materials	8.88
Other industries	32.21
Bonds & notes	0.34
Short-term securities & other assets less liabilities	5.20
[end pie chart]

Country diversification (percent of net assets)
United States	36.9%
Euro zone*	18.8
United Kingdom	6.1
Japan	7.0
Switzerland	5.3
Canada	4.2
Australia	3.1
Denmark	2.8
South Korea	1.0
Other countries	9.6
Short-term securities & other assets less liabilities	5.2

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

			Percent
		Value	of net
Common stocks - 94.46%	Shares	(000)	assets

Information technology - 19.69%
Microsoft Corp.	38,644,200	$1,131,116	2.55%
Cisco Systems, Inc. (1)	31,224,100	812,763	1.83
Google Inc., Class A (1)	1,254,000	711,031	1.60
Oracle Corp.	27,152,500	697,548	1.57
EMC Corp. (1)	34,625,000	624,635	1.41
Apple Inc. (1)	2,103,500	494,175	1.11
Samsung Electronics Co. Ltd.	592,950	428,777	.97
Yahoo! Inc. (1)	19,779,000	326,947	.74
Corning Inc.	16,000,000	323,360	.73
Texas Instruments Inc.	13,060,000	319,578	.72
SAP AG	4,608,000	223,607
SAP AG (ADR)	1,775,000	85,502	.70
Canon, Inc.	6,653,500	308,587	.70
MediaTek Inc.	16,953,714	294,406	.66
ASML Holding NV	5,434,444	194,584
ASML Holding NV (New York registered)	2,736,000	96,854	.66
Other securities		1,660,554	3.74
		8,734,024	19.69

Health care - 12.36%
Novo Nordisk A/S, Class B	13,908,600	1,081,623	2.44
Bayer AG	7,367,860	499,307	1.13
Roche Holding AG	2,407,100	391,529	.88
Novartis AG	6,433,000	348,482	.78
CSL Ltd.	10,081,228	336,923	.76
UCB SA	7,772,631	332,524	.75
Hospira, Inc. (1)	5,102,000	289,028	.65
Merck & Co., Inc.	7,727,573	288,625	.65
Johnson & Johnson	4,100,000	267,320	.60
Other securities		1,648,234	3.72
		5,483,595	12.36

Financials - 11.02%
UBS AG (1)	31,295,539	510,231	1.15
JPMorgan Chase & Co.	9,975,000	446,381	1.01
ACE Ltd.	6,354,000	332,314	.75
Other securities		3,601,121	8.11
		4,890,047	11.02

Consumer staples - 10.30%
Anheuser-Busch InBev NV	14,478,700	730,705	1.65
Pernod Ricard SA	6,348,120	540,071	1.22
Tesco PLC	64,196,011	424,512	.96
Nestlé SA	7,580,000	389,347	.88
British American Tobacco PLC	10,662,500	367,803	.83
SABMiller PLC	11,703,008	343,359	.77
Unilever NV, depository receipts	9,055,000	274,411	.62
Other securities		1,498,361	3.37
		4,568,569	10.30

Materials - 8.88%
Barrick Gold Corp.	19,000,000	728,460	1.64
Newmont Mining Corp.	13,750,000	700,287	1.58
Other securities		2,511,100	5.66
		3,939,847	8.88

Industrials - 8.83%
Schneider Electric SA	4,250,508	499,485	1.13
United Technologies Corp.	4,630,000	340,814	.77
Delta Air Lines, Inc. (1)	23,000,000	335,570	.76
Other securities		2,740,184	6.17
		3,916,053	8.83

Consumer discretionary - 7.47%
Honda Motor Co., Ltd.	19,027,500	672,566	1.52
Sony Corp.	8,100,000	310,604	.70
Other securities		2,331,930	5.25
		3,315,100	7.47

Energy - 6.09%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	8,660,000	385,283
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	1,913,150	75,742	1.04
TOTAL SA	6,022,000	350,243	.79
Canadian Natural Resources, Ltd.	4,635,000	343,230	.77
Reliance Industries Ltd.	12,149,000	291,188	.66
Other securities		1,254,113	2.83
		2,699,799	6.09

Telecommunication services - 3.29%
América Móvil, SAB de CV, Series L (ADR)	8,781,948	442,083
América Móvil, SAB de CV, Series L	27,750,000	69,889	1.15
Telefónica, SA	14,469,500	343,435	.77
Koninklijke KPN NV	20,039,350	318,085	.72
Other securities		285,840	.65
		1,459,332	3.29

Utilities - 1.87%
GDF SUEZ	9,418,588	364,513	.82
Other securities		467,475	1.05
		831,988	1.87

Miscellaneous - 4.66%
Other common stocks in initial period of acquisition		2,068,860	4.66

Total common stocks (cost: $31,923,590,000)		41,907,214	94.46

	Principal		Percent
	amount	Value	of net
Bonds & notes - 0.34%	(000)	(000)	assets

Other - 0.34%
Other securities		148,670	.34

Total bonds & notes (cost: $113,166,000)		148,670	.34

	Principal		Percent
	amount	Value	of net
Short-term securities - 5.26%	(000)	(000)	assets

Freddie Mac 0.095%-0.35% due 4/13-9/15/2010	$899,300	$898,844	2.03
Fannie Mae 0.12%-0.33% due 4/14-9/1/2010	387,000	386,806	.87
Other securities		1,047,284	2.36

Total short-term securities (cost: $2,332,855,000)		2,332,934	5.26

Total investment securities (cost: $34,369,611,000)		44,388,818	100.06
Other assets less liabilities		(26,046)	(.06)

Net assets		$44,362,772	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $248,943,000, which represented .56% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's holdings in affiliated companies is included in "Other securities" under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the six months ended March 31, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 3/31/10 (000)
AMR Corp. (1) (2)	15,000,000	5,000,000	-	20,000,000	$-	$182,200
Michael Page International PLC	16,455,000	-	-	16,455,000	-	99,954
UAL Corp. (1) (3)	7,320,000	-	900,000	6,420,000	-	-
					$-	$282,154

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2)This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2009; it was not publicly disclosed.
(3)Unaffiliated issuer at 3/31/2010.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities		unaudited
at March 31, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $34,094,981)	$44,106,664
Affiliated issuers (cost: $274,630)	282,154	$44,388,818
Cash denominated in currencies other than U.S. dollars
(cost: $2,580)		2,580
Cash		118
Receivables for:
Sales of investments	168,381
Sales of fund's shares	36,910
Dividends and interest	96,225	301,516
		44,693,032
Liabilities:
Payables for:
Purchases of investments	214,142
Repurchases of fund's shares	58,432
Investment advisory services	14,442
Services provided by affiliates	16,152
Directors' deferred compensation	3,129
Non-U.S. taxes	22,685
Other	1,278	330,260
Net assets at March 31, 2010		$44,362,772

Net assets consist of:
Capital paid in on shares of capital stock		$37,784,658
Undistributed net investment income		30,963
Accumulated net realized loss		(3,450,193)
Net unrealized appreciation		9,997,344
Net assets at March 31, 2010		$44,362,772

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 3,000,000 shares, $.001 par value (1,694,334 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$33,254,168	1,266,738	$26.25
Class B	939,196	36,356	25.83
Class C	1,461,292	57,134	25.58
Class F-1	1,026,489	39,278	26.13
Class F-2	354,898	13,522	26.25
Class 529-A	880,419	33,781	26.06
Class 529-B	110,137	4,287	25.69
Class 529-C	226,780	8,843	25.64
Class 529-E	49,710	1,922	25.87
Class 529-F-1	18,149	697	26.03
Class R-1	64,676	2,539	25.47
Class R-2	579,705	22,639	25.61
Class R-3	1,188,713	46,011	25.84
Class R-4	977,517	37,574	26.02
Class R-5	1,190,165	45,351	26.24
Class R-6	2,040,758	77,662	26.28

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $27.85 and $27.65, respectively.

See Notes to Financial Statements

Statement of operations		unaudited
for the six months ended March 31, 2010		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $20,545)	$298,511
Interest	11,948	$310,459

Fees and expenses*:
Investment advisory services	83,484
Distribution services	60,282
Transfer agent services	22,123
Administrative services	7,831
Reports to shareholders	1,412
Registration statement and prospectus	2,437
Directors' compensation	388
Auditing and legal	84
Custodian	2,085
State and local taxes	467
Other	1,121	181,714
Net investment income		128,745

Net realized gain and unrealized
appreciation on investments and currency:
Net realized gain (loss) on:
Investments (including $832 net loss from affiliate)	426,442
Currency transactions	(426)	426,016
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $22,685)	2,695,083
Currency translations	(1,187)	2,693,896
Net realized gain and
unrealized appreciation
on investments and currency		3,119,912
Net increase in net assets resulting
from operations		$3,248,657

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

	Six months ended March 31, 2010*	Year ended September 30, 2009
Operations:
Net investment income	$128,745	$519,476
Net realized gain (loss) on investments and currency transactions	426,016	(3,824,106)
Net unrealized appreciation on investments and currency translations	2,693,896	3,795,684
Net increase in net assets resulting from operations	3,248,657	491,054

Dividends and distributions paid to shareholders:
Dividends from net investment income	(502,402)	(877,565)
Distributions from net realized gain on investments	-	(2,599,440)
Total dividends and distributions paid to shareholders	(502,402)	(3,477,005)

Net capital share transactions	(505,543)	(1,070,532)

Total increase (decrease) in net assets	2,240,712	(4,056,483)

Net assets:
Beginning of period	42,122,060	46,178,543
End of period (including undistributed
net investment income: $30,963 and $404,620, respectively)	$44,362,772	$42,122,060

*Unaudited.

See Notes to Financial Statements

Notes to financial statements
                                                                                                 unaudited

1.	Organization

New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in common stocks of companies located around the world. It focuses on opportunities generated by changing global trade patterns and economic and political relationships. Future income is a secondary objective.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2010 or early 2011; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America.  The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities.  Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table.  The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest.  However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Information technology	$8,734,024	$-	$-	$8,734,024
Health care	5,483,595	-	-	5,483,595
Financials	4,890,047	-	-	4,890,047
Consumer staples	4,568,569	-	-	4,568,569
Materials	3,939,847	-	-	3,939,847
Industrials	3,916,053	-	-	3,916,053
Consumer discretionary	3,315,100	-	-	3,315,100
Energy	2,699,799	-	-	2,699,799
Telecommunication services	1,459,332	-	-	1,459,332
Utilities	831,988	-	-	831,988
Miscellaneous	2,068,860	-	-	2,068,860
Bonds & notes	-	148,670	-	148,670
Short-term securities	-	2,332,934	-	2,332,934
Total	$41,907,214	$2,481,604	$-	$44,388,818

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of the fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the fund invests, as well as economic, political or social events in the U.S. or abroad. Although all securities in the fund’s portfolio may be adversely affected by currency fluctuations or global economic, political or social instability, securities issued by entities based outside the U.S. may be affected to a greater extent.

The prices of the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. The growth-oriented common stocks and other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, generally purchased by the fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described on the previous page to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

(dollars in thousands)
Undistributed ordinary income	$405,184
Capital loss carryforward expiring 2017*	(880,886)
Post-October capital loss deferrals (realized during the period November 1, 2008, through September 30, 2009)†	(2,972,052)

*The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†These deferrals are considered incurred in the subsequent year.

As of March 31, 2010, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$11,416,180
Gross unrealized depreciation on investment securities	(1,420,092)
Net unrealized appreciation on investment securities	9,996,088
Cost of investment securities	34,392,730

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended March 31, 2010			Year ended September 30, 2009
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$389,428	$-	$389,428	$705,785	$2,025,128	$2,730,913
Class B	4,671	-	4,671	14,483	76,530	91,013
Class C	8,280	-	8,280	17,394	88,508	105,902
Class F-1	12,037	-	12,037	19,970	57,311	77,281
Class F-2	4,750	-	4,750	754	2,039	2,793
Class 529-A	9,801	-	9,801	15,423	44,675	60,098
Class 529-B	544	-	544	1,362	6,716	8,078
Class 529-C	1,185	-	1,185	2,458	11,811	14,269
Class 529-E	449	-	449	747	2,530	3,277
Class 529-F-1	225	-	225	307	802	1,109
Class R-1	390	-	390	629	2,762	3,391
Class R-2	3,166	-	3,166	6,455	31,182	37,637
Class R-3	11,295	-	11,295	18,231	61,419	79,650
Class R-4	12,008	-	12,008	15,580	43,790	59,370
Class R-5	36,811	-	36,811	57,987	144,237	202,224
Class R-6*	7,362	-	7,362	-	-	-
Total	$502,402	$-	$502,402	$877,565	$2,599,440	$3,477,005

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. For the six months ended March 31, 2010, the investment advisory services fee was $83,484,000, which was equivalent to an annualized rate of 0.389% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B.  Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the six months ended March 31, 2010, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$38,175	$21,501	Not applicable	Not applicable	Not applicable
Class B	4,908	622	Not applicable	Not applicable	Not applicable
Class C	7,007	Included in administrative services	$1,053	$160	Not applicable
Class F-1	1,193		679	51	Not applicable
Class F-2	Not applicable		192	10	Not applicable
Class 529-A	877		411	71	$413
Class 529-B	546		54	18	55
Class 529-C	1,064		107	31	107
Class 529-E	117		23	4	24
Class 529-F-1	-		8	2	8
Class R-1	288		38	10	Not applicable
Class R-2	2,093		413	829	Not applicable
Class R-3	2,834		843	335	Not applicable
Class R-4	1,180		687	13	Not applicable
Class R-5	Not applicable		885	4	Not applicable
Class R-6	Not applicable		292	1	Not applicable
Total	$60,282	$22,123	$5,685	$1,539	$607

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $388,000, shown on the accompanying financial statements, includes $203,000 in current fees (either paid in cash or deferred) and a net increase of $185,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended March 31, 2010
Class A	$1,454,856	57,281	$370,988	14,583	$(2,562,697)	(101,262)	$(736,853)	(29,398)
Class B	13,198	528	4,558	182	(175,336)	(7,025)	(157,580)	(6,315)
Class C	115,359	4,665	7,923	319	(119,105)	(4,829)	4,177	155
Class F-1	179,625	7,108	10,886	430	(149,697)	(5,943)	40,814	1,595
Class F-2	87,907	3,474	3,774	148	(39,139)	(1,544)	52,542	2,078
Class 529-A	71,213	2,823	9,796	388	(41,183)	(1,634)	39,826	1,577
Class 529-B	1,476	59	544	22	(7,685)	(309)	(5,665)	(228)
Class 529-C	19,546	788	1,185	47	(13,376)	(539)	7,355	296
Class 529-E	4,154	166	449	18	(2,471)	(98)	2,132	86
Class 529-F-1	3,023	121	225	9	(1,509)	(60)	1,739	70
Class R-1	13,874	563	389	16	(6,430)	(262)	7,833	317
Class R-2	80,525	3,256	3,162	127	(85,449)	(3,459)	(1,762)	(76)
Class R-3	156,448	6,261	11,290	451	(147,464)	(5,905)	20,274	807
Class R-4	143,265	5,708	12,005	476	(142,421)	(5,668)	12,849	516
Class R-5	198,913	7,833	36,772	1,447	(1,579,222)	(60,689)	(1,343,537)	(51,409)
Class R-6	1,620,753	62,217	7,362	289	(77,802)	(3,068)	1,550,313	59,438
Total net increase
(decrease)	$4,164,135	162,851	$481,308	18,952	$(5,150,986)	(202,294)	$(505,543)	(20,491)

Year ended September 30, 2009
Class A	$2,531,101	126,521	$2,611,995	143,991	$(7,046,111)	(358,316)	$(1,903,015)	(87,804)
Class B	46,999	2,454	88,765	4,962	(341,756)	(17,686)	(205,992)	(10,270)
Class C	168,812	8,590	102,079	5,754	(347,616)	(18,254)	(76,725)	(3,910)
Class F-1	364,336	17,345	69,700	3,857	(451,752)	(22,985)	(17,716)	(1,783)
Class F-2	255,279	12,091	2,264	125	(32,617)	(1,599)	224,926	10,617
Class 529-A	90,553	4,537	60,076	3,333	(75,598)	(3,866)	75,031	4,004
Class 529-B	5,266	278	8,077	454	(9,832)	(508)	3,511	224
Class 529-C	30,154	1,543	14,263	801	(25,150)	(1,291)	19,267	1,053
Class 529-E	5,603	286	3,275	183	(4,498)	(232)	4,380	237
Class 529-F-1	4,127	207	1,107	62	(2,775)	(142)	2,459	127
Class R-1	17,138	876	3,384	191	(10,772)	(558)	9,750	509
Class R-2	135,360	6,954	37,582	2,115	(119,512)	(6,181)	53,430	2,888
Class R-3	252,881	12,824	79,626	4,451	(212,584)	(10,904)	119,923	6,371
Class R-4	289,088	14,412	59,280	3,295	(145,981)	(7,425)	202,387	10,282
Class R-5	543,606	27,124	198,643	10,969	(698,032)	(34,740)	44,217	3,353
Class R-6(†)	377,104	18,370	-	-	(3,469)	(146)	373,635	18,224
Total net increase
(decrease)	$5,117,407	254,412	$3,340,116	184,543	$(9,528,055)	(484,833)	$(1,070,532)	(45,878)

* Includes exchanges between share classes of the fund.
†Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,962,999,000 and $5,777,722,000, respectively, during the six months ended March 31, 2010.

Financial highlights(1)

			Income (loss) from investment operations(2)			Dividends and distributions
		Net asset value, beginning of period	Net investment income (loss)(3)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4)(5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(5)		Ratio of net income (loss) to average net assets(3)(5)

Class A:	Six months ended 3/31/2010(6)	$24.63	$.08	$1.85	$1.93	$(.31)	$-	$(.31)	$26.25	7.86%	$33,254	.80	%(7)	.80	%(7)	.65	%(7)
	Year ended 9/30/2009	26.30	.31	.15	.46	(.55)	(1.58)	(2.13)	24.63	4.66	31,925	.85		.84		1.54
	Year ended 9/30/2008	36.83	.69	(8.27)	(7.58)	(.68)	(2.27)	(2.95)	26.30	(22.51)	36,398	.75		.71		2.14
	Year ended 9/30/2007	31.73	.48	7.18	7.66	(.50)	(2.06)	(2.56)	36.83	25.46	49,213	.74		.70		1.44
	Year ended 9/30/2006	29.53	.49	3.93	4.42	(.40)	(1.82)	(2.22)	31.73	15.80	40,517	.75		.71		1.63
	Year ended 9/30/2005	24.91	.37	4.51	4.88	(.26)	-	(.26)	29.53	19.68	35,342	.77		.74		1.36

Class B:	Six months ended 3/31/2010(6)	24.15	(.02)	1.82	1.80	(.12)	-	(.12)	25.83	7.46	939	1.55	(7)	1.55	(7)	(.12	)(7)
	Year ended 9/30/2009	25.70	.15	.18	.33	(.30)	(1.58)	(1.88)	24.15	3.85	1,031	1.60		1.59		.78
	Year ended 9/30/2008	36.06	.44	(8.12)	(7.68)	(.41)	(2.27)	(2.68)	25.70	(23.11)	1,361	1.51		1.47		1.38
	Year ended 9/30/2007	31.12	.22	7.04	7.26	(.26)	(2.06)	(2.32)	36.06	24.55	2,057	1.50		1.47		.68
	Year ended 9/30/2006	29.01	.25	3.87	4.12	(.19)	(1.82)	(2.01)	31.12	14.89	1,714	1.52		1.48		.86
	Year ended 9/30/2005	24.50	.16	4.43	4.59	(.08)	-	(.08)	29.01	18.76	1,493	1.54		1.51		.60

Class C:	Six months ended 3/31/2010(6)	23.95	(.02)	1.80	1.78	(.15)	-	(.15)	25.58	7.43	1,461	1.60	(7)	1.60	(7)	(.15	)(7)
	Year ended 9/30/2009	25.52	.15	.17	.32	(.31)	(1.58)	(1.89)	23.95	3.85	1,365	1.62		1.61		.77
	Year ended 9/30/2008	35.84	.42	(8.06)	(7.64)	(.41)	(2.27)	(2.68)	25.52	(23.14)	1,554	1.55		1.51		1.33
	Year ended 9/30/2007	30.96	.21	6.99	7.20	(.26)	(2.06)	(2.32)	35.84	24.47	2,022	1.56		1.52		.63
	Year ended 9/30/2006	28.88	.24	3.84	4.08	(.18)	(1.82)	(2.00)	30.96	14.84	1,526	1.59		1.55		.80
	Year ended 9/30/2005	24.41	.15	4.40	4.55	(.08)	-	(.08)	28.88	18.67	1,197	1.60		1.57		.55

Class F-1:	Six months ended 3/31/2010(6)	24.53	.08	1.83	1.91	(.31)	-	(.31)	26.13	7.84	1,026	.82	(7)	.82	(7)	.63	(7)
	Year ended 9/30/2009	26.20	.31	.15	.46	(.55)	(1.58)	(2.13)	24.53	4.67	924	.83		.82		1.55
	Year ended 9/30/2008	36.71	.68	(8.24)	(7.56)	(.68)	(2.27)	(2.95)	26.20	(22.53)	1,034	.76		.72		2.12
	Year ended 9/30/2007	31.64	.48	7.15	7.63	(.50)	(2.06)	(2.56)	36.71	25.49	1,215	.75		.71		1.44
	Year ended 9/30/2006	29.44	.49	3.91	4.40	(.38)	(1.82)	(2.20)	31.64	15.77	932	.76		.72		1.62
	Year ended 9/30/2005	24.84	.36	4.49	4.85	(.25)	-	(.25)	29.44	19.62	786	.82		.79		1.32

Class F-2:	Six months ended 3/31/2010(6)	24.67	.12	1.84	1.96	(.38)	-	(.38)	26.25	8.00	355	.55	(7)	.55	(7)	.91	(7)
	Year ended 9/30/2009	26.31	.28	.25	.53	(.59)	(1.58)	(2.17)	24.67	4.97	282	.58		.57		1.29
	Period from 8/1/2008 to 9/30/2008	29.67	.08	(3.44)	(3.36)	-	-	-	26.31	(11.32)	22	.09		.08		.32

Class 529-A:	Six months ended 3/31/2010(6)	24.46	.07	1.83	1.90	(.30)	-	(.30)	26.06	7.81	880	.86	(7)	.86	(7)	.60	(7)
	Year ended 9/30/2009	26.14	.30	.15	.45	(.55)	(1.58)	(2.13)	24.46	4.62	788	.89		.88		1.50
	Year ended 9/30/2008	36.63	.66	(8.22)	(7.56)	(.66)	(2.27)	(2.93)	26.14	(22.57)	737	.82		.78		2.07
	Year ended 9/30/2007	31.59	.46	7.13	7.59	(.49)	(2.06)	(2.55)	36.63	25.38	862	.82		.78		1.38
	Year ended 9/30/2006	29.41	.48	3.91	4.39	(.39)	(1.82)	(2.21)	31.59	15.72	593	.81		.77		1.59
	Year ended 9/30/2005	24.83	.36	4.47	4.83	(.25)	-	(.25)	29.41	19.55	427	.85		.82		1.31

Class 529-B:	Six months ended 3/31/2010(6)	24.04	(.03)	1.80	1.77	(.12)	-	(.12)	25.69	7.39	110	1.66	(7)	1.66	(7)	(.21	)(7)
	Year ended 9/30/2009	25.64	.14	.16	.30	(.32)	(1.58)	(1.90)	24.04	3.77	109	1.71		1.70		.69
	Year ended 9/30/2008	36.00	.40	(8.10)	(7.70)	(.39)	(2.27)	(2.66)	25.64	(23.20)	110	1.62		1.58		1.26
	Year ended 9/30/2007	31.09	.19	7.02	7.21	(.24)	(2.06)	(2.30)	36.00	24.40	138	1.63		1.59		.57
	Year ended 9/30/2006	28.99	.22	3.86	4.08	(.16)	(1.82)	(1.98)	31.09	14.77	103	1.65		1.61		.74
	Year ended 9/30/2005	24.51	.12	4.42	4.54	(.06)	-	(.06)	28.99	18.54	81	1.71		1.68		.44

Class 529-C:	Six months ended 3/31/2010(6)	24.01	(.02)	1.79	1.77	(.14)	-	(.14)	25.64	7.38	227	1.65	(7)	1.65	(7)	(.20	)(7)
	Year ended 9/30/2009	25.62	.14	.16	.30	(.33)	(1.58)	(1.91)	24.01	3.77	205	1.70		1.69		.70
	Year ended 9/30/2008	35.98	.40	(8.09)	(7.69)	(.40)	(2.27)	(2.67)	25.62	(23.19)	192	1.62		1.58		1.27
	Year ended 9/30/2007	31.08	.19	7.03	7.22	(.26)	(2.06)	(2.32)	35.98	24.42	228	1.62		1.58		.58
	Year ended 9/30/2006	28.99	.23	3.85	4.08	(.17)	(1.82)	(1.99)	31.08	14.74	159	1.64		1.60		.76
	Year ended 9/30/2005	24.51	.13	4.42	4.55	(.07)	-	(.07)	28.99	18.62	117	1.70		1.67		.46

Class 529-E:	Six months ended 3/31/2010(6)	$24.26	$.04	$1.81	$1.85	$(.24)	$-	$(.24)	$25.87	7.66%	$50	1.14	%(7)	1.14	%(7)	.31	%(7)
	Year ended 9/30/2009	25.91	.24	.16	.40	(.47)	(1.58)	(2.05)	24.26	4.34	45	1.19		1.18		1.21
	Year ended 9/30/2008	36.34	.57	(8.17)	(7.60)	(.56)	(2.27)	(2.83)	25.91	(22.80)	41	1.11		1.07		1.78
	Year ended 9/30/2007	31.36	.36	7.08	7.44	(.40)	(2.06)	(2.46)	36.34	25.02	50	1.11		1.08		1.09
	Year ended 9/30/2006	29.22	.38	3.89	4.27	(.31)	(1.82)	(2.13)	31.36	15.36	35	1.12		1.08		1.27
	Year ended 9/30/2005	24.69	.27	4.44	4.71	(.18)	-	(.18)	29.22	19.16	26	1.18		1.15		.99

Class 529-F-1:	Six months ended 3/31/2010(6)	24.44	.10	1.84	1.94	(.35)	-	(.35)	26.03	7.97	18	.64	(7)	.64	(7)	.82	(7)
	Year ended 9/30/2009	26.15	.34	.14	.48	(.61)	(1.58)	(2.19)	24.44	4.83	15	.69		.68		1.70
	Year ended 9/30/2008	36.64	.73	(8.23)	(7.50)	(.72)	(2.27)	(2.99)	26.15	(22.41)	13	.61		.57		2.27
	Year ended 9/30/2007	31.59	.53	7.13	7.66	(.55)	(2.06)	(2.61)	36.64	25.65	14	.61		.58		1.59
	Year ended 9/30/2006	29.39	.55	3.88	4.43	(.41)	(1.82)	(2.23)	31.59	15.91	10	.62		.58		1.82
	Year ended 9/30/2005	24.80	.37	4.46	4.83	(.24)	-	(.24)	29.39	19.58	5	.82		.79		1.35

Class R-1:	Six months ended 3/31/2010(6)	23.87	(.01)	1.78	1.77	(.17)	-	(.17)	25.47	7.44	65	1.59	(7)	1.59	(7)	(.12	)(7)
	Year ended 9/30/2009	25.51	.15	.15	.30	(.36)	(1.58)	(1.94)	23.87	3.84	53	1.61		1.60		.78
	Year ended 9/30/2008	35.83	.42	(8.04)	(7.62)	(.43)	(2.27)	(2.70)	25.51	(23.12)	44	1.54		1.50		1.35
	Year ended 9/30/2007	31.00	.22	6.98	7.20	(.31)	(2.06)	(2.37)	35.83	24.45	49	1.58		1.54		.66
	Year ended 9/30/2006	28.95	.25	3.85	4.10	(.23)	(1.82)	(2.05)	31.00	14.89	29	1.59		1.55		.85
	Year ended 9/30/2005	24.48	.16	4.41	4.57	(.10)	-	(.10)	28.95	18.63	16	1.66		1.59		.57

Class R-2:	Six months ended 3/31/2010(6)	23.97	(.02)	1.80	1.78	(.14)	-	(.14)	25.61	7.44	580	1.62	(7)	1.62	(7)	(.17	)(7)
	Year ended 9/30/2009	25.58	.13	.17	.30	(.33)	(1.58)	(1.91)	23.97	3.77	544	1.71		1.70		.68
	Year ended 9/30/2008	35.93	.41	(8.09)	(7.68)	(.40)	(2.27)	(2.67)	25.58	(23.19)	507	1.59		1.55		1.30
	Year ended 9/30/2007	31.05	.21	7.00	7.21	(.27)	(2.06)	(2.33)	35.93	24.45	644	1.60		1.53		.63
	Year ended 9/30/2006	28.98	.24	3.85	4.09	(.20)	(1.82)	(2.02)	31.05	14.83	465	1.67		1.54		.82
	Year ended 9/30/2005	24.52	.16	4.41	4.57	(.11)	-	(.11)	28.98	18.69	335	1.76		1.56		.59

Class R-3:	Six months ended 3/31/2010(6)	24.23	.04	1.82	1.86	(.25)	-	(.25)	25.84	7.71	1,189	1.13	(7)	1.13	(7)	.32	(7)
	Year ended 9/30/2009	25.88	.25	.15	.40	(.47)	(1.58)	(2.05)	24.23	4.36	1,095	1.15		1.14		1.25
	Year ended 9/30/2008	36.30	.57	(8.16)	(7.59)	(.56)	(2.27)	(2.83)	25.88	(22.79)	1,005	1.09		1.05		1.79
	Year ended 9/30/2007	31.33	.36	7.07	7.43	(.40)	(2.06)	(2.46)	36.30	25.03	1,245	1.10		1.06		1.11
	Year ended 9/30/2006	29.20	.39	3.88	4.27	(.32)	(1.82)	(2.14)	31.33	15.36	890	1.10		1.06		1.29
	Year ended 9/30/2005	24.67	.29	4.45	4.74	(.21)	-	(.21)	29.20	19.31	665	1.10		1.07		1.07

Class R-4:	Six months ended 3/31/2010(6)	24.43	.08	1.83	1.91	(.32)	-	(.32)	26.02	7.85	978	.82	(7)	.82	(7)	.62	(7)
	Year ended 9/30/2009	26.12	.31	.14	.45	(.56)	(1.58)	(2.14)	24.43	4.68	905	.83		.82		1.54
	Year ended 9/30/2008	36.59	.67	(8.21)	(7.54)	(.66)	(2.27)	(2.93)	26.12	(22.53)	699	.79		.75		2.09
	Year ended 9/30/2007	31.54	.46	7.13	7.59	(.48)	(2.06)	(2.54)	36.59	25.40	757	.81		.77		1.36
	Year ended 9/30/2006	29.37	.48	3.91	4.39	(.40)	(1.82)	(2.22)	31.54	15.76	683	.79		.75		1.60
	Year ended 9/30/2005	24.80	.38	4.47	4.85	(.28)	-	(.28)	29.37	19.60	515	.79		.76		1.40

Class R-5:	Six months ended 3/31/2010(6)	24.66	.11	1.85	1.96	(.38)	-	(.38)	26.24	7.98	1,190	.52	(7)	.52	(7)	.88	(7)
	Year ended 9/30/2009	26.36	.38	.14	.52	(.64)	(1.58)	(2.22)	24.66	5.00	2,386	.53		.52		1.87
	Year ended 9/30/2008	36.90	.77	(8.28)	(7.51)	(.76)	(2.27)	(3.03)	26.36	(22.30)	2,462	.49		.46		2.38
	Year ended 9/30/2007	31.79	.56	7.18	7.74	(.57)	(2.06)	(2.63)	36.90	25.77	2,920	.51		.47		1.68
	Year ended 9/30/2006	29.58	.57	3.93	4.50	(.47)	(1.82)	(2.29)	31.79	16.06	1,918	.51		.47		1.88
	Year ended 9/30/2005	24.95	.45	4.50	4.95	(.32)	-	(.32)	29.58	19.97	1,485	.52		.49		1.63

Class R-6:	Six months ended 3/31/2010(6)	24.67	.13	1.84	1.97	(.36)	-	(.36)	26.28	8.04	2,041	.47	(7)	.47	(7)	1.07	(7)
	Period from 5/1/2009 to 9/30/2009	19.28	.17	5.22	5.39	-	-	-	24.67	27.96	450	.21		.21		.76

	Six months ended March 31,	Year ended September 30
	2010(6)	2009	2008	2007	2006	2005

Portfolio turnover rate for all classes of shares	12%	32%	42%	30%	32%	30%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)For the year ended September 30, 2008, this column reflects the impact of corporate action events that resulted in a one-time increase to net investment income. If the corporate action events had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.13 and 0.41%, respectively. The impact to the other share classes would have been similar.

(4)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(6)Unaudited.
(7)Annualized.

See Notes to Financial Statements

Expense example
                                                                                                                                             unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009, through March 31, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10/1/2009	Ending account value 3/31/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,078.56	$4.15	.80%
Class A -- assumed 5% return	1,000.00	1,020.94	4.03	.80
Class B -- actual return	1,000.00	1,074.58	8.02	1.55
Class B -- assumed 5% return	1,000.00	1,017.20	7.80	1.55
Class C -- actual return	1,000.00	1,074.33	8.27	1.60
Class C -- assumed 5% return	1,000.00	1,016.95	8.05	1.60
Class F-1 -- actual return	1,000.00	1,078.39	4.25	.82
Class F-1 -- assumed 5% return	1,000.00	1,020.84	4.13	.82
Class F-2 -- actual return	1,000.00	1,080.00	2.85	.55
Class F-2 -- assumed 5% return	1,000.00	1,022.19	2.77	.55
Class 529-A -- actual return	1,000.00	1,078.10	4.46	.86
Class 529-A -- assumed 5% return	1,000.00	1,020.64	4.33	.86
Class 529-B -- actual return	1,000.00	1,073.87	8.58	1.66
Class 529-B -- assumed 5% return	1,000.00	1,016.65	8.35	1.66
Class 529-C -- actual return	1,000.00	1,073.78	8.53	1.65
Class 529-C -- assumed 5% return	1,000.00	1,016.70	8.30	1.65
Class 529-E -- actual return	1,000.00	1,076.61	5.90	1.14
Class 529-E -- assumed 5% return	1,000.00	1,019.25	5.74	1.14
Class 529-F-1 -- actual return	1,000.00	1,079.67	3.32	.64
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.74	3.23	.64
Class R-1 -- actual return	1,000.00	1,074.38	8.22	1.59
Class R-1 -- assumed 5% return	1,000.00	1,017.00	8.00	1.59
Class R-2 -- actual return	1,000.00	1,074.42	8.38	1.62
Class R-2 -- assumed 5% return	1,000.00	1,016.85	8.15	1.62
Class R-3 -- actual return	1,000.00	1,077.06	5.85	1.13
Class R-3 -- assumed 5% return	1,000.00	1,019.30	5.69	1.13
Class R-4 -- actual return	1,000.00	1,078.50	4.25	.82
Class R-4 -- assumed 5% return	1,000.00	1,020.84	4.13	.82
Class R-5 -- actual return	1,000.00	1,079.80	2.70	.52
Class R-5 -- assumed 5% return	1,000.00	1,022.34	2.62	.52
Class R-6 -- actual return	1,000.00	1,080.42	2.44	.47
Class R-6 -- assumed 5% return	1,000.00	1,022.59	2.37	.47

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Results of meeting of shareholders held November 24, 2009

Shares outstanding (all classes) on record date (August 28, 2009):	1,720,601,479
Total shares voting on November 24, 2009:	1,154,651,770	(67.1% of shares outstanding)

Election of board members

		Percent		Percent
		of shares		of shares
Director*	Votes for	voting for	Votes withheld	withheld

Elisabeth Allison	1,121,353,200	97.1%	33,298,570	2.9%
Vanessa C. L. Chang	1,121,225,091	97.1	33,426,679	2.9
Gina H. Despres	1,121,213,098	97.1	33,438,672	2.9
Nicholas Donatiello, Jr.	1,121,219,997	97.1	33,431,773	2.9
Robert A. Fox	1,120,950,555	97.1	33,701,215	2.9
Gregg E. Ireland	1,121,268,088	97.1	33,383,682	2.9
Koichi Itoh	1,121,010,488	97.1	33,641,282	2.9
William H. Kling	1,120,492,837	97.0	34,158,933	3.0
Robert W. Lovelace	1,121,224,979	97.1	33,426,791	2.9
John G. McDonald	1,110,363,435	96.2	44,288,335	3.8
William I. Miller	1,120,996,441	97.1	33,655,329	2.9
Alessandro Ovi	1,110,635,702	96.2	44,016,068	3.8

	Votes for	Percent of outstanding shares voting for	Votes against	Percent of outstanding shares voting against	Votes abstaining		Percent of outstanding shares abstaining

To approve an Agreement and Plan of Reorganization	934,263,156	54.3%	33,410,151	1.9%	186,978,463	†	10.9%

	Votes for	Percent of shares voting for	Votes against	Percent of shares voting against	Votes abstaining		Percent of shares abstaining

To update the fund’s fundamental investment policies regarding:
Borrowing	936,478,973	81.1%	31,131,071	2.7%	187,041,726	†	16.2%
Issuance of senior securities	935,901,736	81.1	31,199,172	2.7	187,550,862	†	16.2
Underwriting	937,388,230	81.2	29,567,419	2.6	187,696,121	†	16.2
Investments in real estate or commodities	935,268,073	81.0	32,298,925	2.8	187,084,772	†	16.2
Lending	934,077,166	80.9	32,811,923	2.8	187,762,681	†	16.3
Industry concentration	939,140,341	81.3	27,887,135	2.5	187,624,294	†	16.2
Elimination of certain policies	933,705,259	80.8	32,021,210	2.8	188,925,301	†	16.4

To approve a policy allowing CRMC to appoint subsidiary advisers for the fund’s day-to-day investment management without additional shareholder approval	920,019,814	79.7	42,504,535	3.7	192,127,421	†	16.6

To approve amendments to the fund’s Investment Advisory and Service Agreement with CRMC	923,397,105	80.0	37,887,375	3.3	193,367,290	†	16.7

To approve a form of Subsidiary Agreement and appointment of one or more subsidiary advisers for the fund	931,718,318	80.7	30,158,738	2.6	192,774,714	†	16.7

To consider a shareholder proposal regarding genocide-free investing	101,984,068	10.3	845,701,744	85.5	41,659,732		4.2

(broker non-votes = 165,306,226)

*Rozanne L. Ridgway did not stand for election at the Meeting of Shareholders because she plans to retire in December 2010.
†Includes broker non-votes.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2010. The board approved the agreement following the recommendation of the fund’s Governance and Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing long-term growth of capital and, secondarily, future income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC and fees received by that affiliate for subadvising other mutual funds, in each case with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising the fund and the other clients or subadvising mutual funds. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and noted the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete March 31, 2010, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
>New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
American Balanced Fund®

•Bond funds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGESR-907-0510P

Litho in USA DD/ALD/8092-S24348

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund®
Investment portfolio

March 31, 2010
unaudited
Common stocks — 94.46%	Shares	Value (000)

INFORMATION TECHNOLOGY — 19.69%
Microsoft Corp.	38,644,200	$1,131,116
Cisco Systems, Inc.1	31,224,100	812,763
Google Inc., Class A1	1,254,000	711,031
Oracle Corp.	27,152,500	697,548
EMC Corp.1	34,625,000	624,635
Apple Inc.1	2,103,500	494,175
Samsung Electronics Co. Ltd.	592,950	428,777
Yahoo! Inc.1	19,779,000	326,947
Corning Inc.	16,000,000	323,360
Texas Instruments Inc.	13,060,000	319,578
SAP AG	4,608,000	223,607
SAP AG (ADR)	1,775,000	85,502
Canon, Inc.	6,653,500	308,587
MediaTek Inc.	16,953,714	294,406
ASML Holding NV	5,434,444	194,584
ASML Holding NV (New York registered)	2,736,000	96,854
Hewlett-Packard Co.	4,300,000	228,545
Nintendo Co., Ltd.	680,000	227,978
Taiwan Semiconductor Manufacturing Co. Ltd.	84,263,224	163,321
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	3,090,348	32,418
International Business Machines Corp.	1,500,000	192,375
HTC Corp.	13,377,193	156,411
Juniper Networks, Inc.1	5,000,000	153,400
Hon Hai Precision Industry Co., Ltd.	18,000,000	78,002
Xilinx, Inc.	2,900,000	73,950
Murata Manufacturing Co., Ltd.	1,300,000	73,940
Visa Inc., Class A	800,000	72,824
Applied Materials, Inc.	5,000,000	67,400
KLA-Tencor Corp.	1,704,997	52,718
Tokyo Electron Ltd.	688,500	45,723
Tyco Electronics Ltd.	1,153,125	31,688
QUALCOMM Inc.	234,848	9,861
		8,734,024

HEALTH CARE — 12.36%
Novo Nordisk A/S, Class B	13,908,600	1,081,623
Bayer AG	7,367,860	499,307
Roche Holding AG	2,407,100	391,529
Novartis AG	6,433,000	348,482
CSL Ltd.	10,081,228	336,923
UCB SA	7,772,631	332,524
Hospira, Inc.1	5,102,000	289,028
Merck & Co., Inc.	7,727,573	288,625
Johnson & Johnson	4,100,000	267,320
Smith & Nephew PLC	26,315,330	262,354
Stryker Corp.	4,472,300	255,905
Baxter International Inc.	3,565,000	207,483
Mindray Medical International Ltd., Class A (ADR)	4,685,000	170,628
Sonic Healthcare Ltd.	11,350,000	149,627
Human Genome Sciences, Inc.1	4,430,000	133,786
Pfizer Inc	5,985,000	102,643
AstraZeneca PLC (United Kingdom)	1,850,000	82,569
Intuitive Surgical, Inc.1	225,000	78,329
St. Jude Medical, Inc.1	1,700,000	69,785
Allergan, Inc.	800,000	52,256
Pharmaceutical Product Development, Inc.	2,117,900	50,300
Amgen Inc.1	545,000	32,569
		5,483,595

FINANCIALS — 11.02%
UBS AG1	31,295,539	510,231
JPMorgan Chase & Co.	9,975,000	446,381
ACE Ltd.	6,354,000	332,314
Citigroup Inc.1	62,400,000	252,720
Allianz SE	1,983,000	249,100
Bank of Nova Scotia	4,370,000	219,038
Bank of China Ltd., Class H	388,115,000	206,955
American Express Co.	5,000,000	206,300
Prudential PLC	24,482,453	203,555
HSBC Holdings PLC (United Kingdom)	17,569,796	178,232
AXA SA	7,851,207	174,981
Morgan Stanley	5,000,000	146,450
Banco Santander, SA	10,959,233	145,928
Nomura Holdings, Inc.	19,000,000	140,221
ICICI Bank Ltd.	5,970,000	126,873
Northern Trust Corp.	2,287,500	126,407
Royal Bank of Scotland Group PLC1	171,602,000	114,662
Macquarie Group Ltd.	2,580,000	111,836
Westpac Banking Corp.	4,185,444	106,898
Bank of America Corp.	5,675,000	101,299
BNP Paribas SA	1,249,370	96,130
ING Groep NV, depository receipts1	8,671,773	86,743
Tokio Marine Holdings, Inc.	2,900,000	81,788
XL Capital Ltd, Class A	4,227,000	79,890
DnB NOR ASA1	6,735,174	77,097
Goldman Sachs Group, Inc.	445,000	75,930
Berkshire Hathaway Inc., Class A1	605	73,689
National Bank of Greece SA1	2,800,000	56,456
Crédit Agricole SA	3,000,000	52,612
Aon Corp.	1,230,000	52,533
Erste Bank der oesterreichischen Sparkassen AG	840,572	35,375
QBE Insurance Group Ltd.	809,331	15,466
Unibail-Rodamco SE, non-registered shares	29,350	5,957
		4,890,047

CONSUMER STAPLES — 10.30%
Anheuser-Busch InBev NV	14,478,700	730,705
Pernod Ricard SA	6,348,120	540,071
Tesco PLC	64,196,011	424,512
Nestlé SA	7,580,000	389,347
British American Tobacco PLC	10,662,500	367,803
SABMiller PLC	11,703,008	343,359
Unilever NV, depository receipts	9,055,000	274,411
Beiersdorf AG	4,415,000	264,575
Coca-Cola Co.	4,755,000	261,525
Philip Morris International Inc.	3,640,000	189,862
PepsiCo, Inc.	2,395,000	158,453
Avon Products, Inc.	4,240,000	143,609
Procter & Gamble Co.	1,900,000	120,213
Colgate-Palmolive Co.	1,280,000	109,133
Coca-Cola Amatil Ltd.	9,300,875	95,992
Wal-Mart de México, SAB de CV, Series V	15,509,992	79,203
Wal-Mart de México, SAB de CV, Series V (ADR)	250,000	12,800
Danone SA	1,043,800	62,996
		4,568,569

MATERIALS — 8.88%
Barrick Gold Corp.	19,000,000	728,460
Newmont Mining Corp.	13,750,000	700,287
Syngenta AG	921,525	256,656
Holcim Ltd1	3,378,793	252,614
BHP Billiton Ltd.	6,310,000	252,334
Potash Corp. of Saskatchewan Inc.	1,845,000	220,201
Gold Fields Ltd.	17,000,000	215,584
Linde AG	1,757,400	210,083
Monsanto Co.	2,437,550	174,090
Rio Tinto PLC	2,233,969	132,477
United States Steel Corp.	2,000,000	127,040
Impala Platinum Holdings Ltd.	3,320,400	97,733
Alcoa Inc.	6,820,800	97,128
CRH PLC	3,617,536	90,513
First Quantum Minerals Ltd.	947,300	77,988
Akzo Nobel NV	1,325,000	75,655
Ecolab Inc.	1,600,000	70,320
Weyerhaeuser Co.	1,300,000	58,851
Nitto Denko Corp.	1,400,000	54,434
Xstrata PLC1	2,500,000	47,399
		3,939,847

INDUSTRIALS — 8.83%
Schneider Electric SA	4,250,508	499,485
United Technologies Corp.	4,630,000	340,814
Delta Air Lines, Inc.1	23,000,000	335,570
FANUC LTD	1,833,000	194,766
United Parcel Service, Inc., Class B	3,000,000	193,230
AMR Corp.1,2	20,000,000	182,200
Vestas Wind Systems A/S1	2,961,472	161,272
Orkla AS	16,968,300	150,325
Ryanair Holdings PLC (ADR)1	5,270,803	143,208
Geberit AG	797,000	143,055
Marubeni Corp.	21,285,000	132,461
Emerson Electric Co.	2,500,000	125,850
UAL Corp.1	6,420,000	125,511
First Solar, Inc.1	870,000	106,706
Tyco International Ltd.	2,678,125	102,438
Michael Page International PLC2	16,455,000	99,954
Siemens AG	987,100	99,045
Alstom SA	1,570,000	98,089
General Electric Co.	5,000,000	91,000
European Aeronautic Defence and Space Co. EADS NV	4,500,000	90,702
Canadian Pacific Railway Ltd.	1,600,000	90,222
Deere & Co.	1,500,000	89,190
Finmeccanica SpA	6,131,503	81,976
Precision Castparts Corp.	600,000	76,026
Komatsu Ltd.	3,098,000	65,039
Textron Inc.	1,750,000	37,153
Sandvik AB	2,518,000	31,593
Qantas Airways Ltd.1	11,197,032	29,173
		3,916,053

CONSUMER DISCRETIONARY — 7.47%
Honda Motor Co., Ltd.	19,027,500	672,566
Sony Corp.	8,100,000	310,604
Toyota Motor Corp.	6,600,000	264,749
Amazon.com, Inc.1	1,565,000	212,417
McDonald's Corp.	3,000,000	200,160
adidas AG	3,723,340	199,522
H & M Hennes & Mauritz AB, Class B	2,948,000	192,255
News Corp., Class A	10,700,000	154,187
Ford Motor Co.1	11,250,000	141,412
Industria de Diseño Textil, SA	2,125,000	140,341
Burberry Group PLC	12,875,000	139,699
Time Warner Inc.	3,700,000	115,699
Esprit Holdings Ltd.	11,202,586	88,377
Carnival Corp., units	2,000,000	77,760
Suzuki Motor Corp.	3,360,000	74,247
Swatch Group Ltd, non-registered shares	186,118	59,520
Swatch Group Ltd	245,770	14,658
Nikon Corp.	3,300,000	72,143
Harman International Industries, Inc.1	1,510,000	70,638
Weight Watchers International, Inc.	1,900,000	48,507
Home Depot, Inc.	1,400,000	45,290
Cie. Générale des Établissements Michelin, Class B	275,617	20,349
		3,315,100

ENERGY — 6.09%
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	8,660,000	385,283
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	1,913,150	75,742
TOTAL SA	6,022,000	350,243
Canadian Natural Resources, Ltd.	4,635,000	343,230
Reliance Industries Ltd.	12,149,000	291,188
Occidental Petroleum Corp.	2,500,000	211,350
Saipem SpA, Class S	4,535,000	175,818
Tenaris SA (ADR)	3,925,218	168,549
Royal Dutch Shell PLC, Class A (ADR)	1,450,000	83,897
Royal Dutch Shell PLC, Class B	2,585,998	71,296
OAO Gazprom (ADR)	4,831,500	112,719
Schlumberger Ltd.	1,583,600	100,495
Baker Hughes Inc.	1,800,000	84,312
FMC Technologies, Inc.1	1,200,000	77,556
Imperial Oil Ltd.	1,700,000	65,699
Eni SpA	2,500,000	58,763
Chevron Corp.	575,743	43,659
		2,699,799

TELECOMMUNICATION SERVICES — 3.29%
América Móvil, SAB de CV, Series L (ADR)	8,781,948	442,083
América Móvil, SAB de CV, Series L	27,750,000	69,889
Telefónica, SA	14,469,500	343,435
Koninklijke KPN NV	20,039,350	318,085
SOFTBANK CORP.	8,793,600	216,920
Vodafone Group PLC	18,775,000	43,338
AT&T Inc.	990,000	25,582
		1,459,332

UTILITIES — 1.87%
GDF SUEZ	9,418,588	364,513
SUEZ Environnement Co.	7,396,958	170,563
CLP Holdings Ltd.	16,336,000	116,776
E.ON AG	2,950,000	109,120
RWE AG	800,000	71,016
		831,988

MISCELLANEOUS — 4.66%
Other common stocks in initial period of acquisition		2,068,860

Total common stocks (cost: $31,923,590,000)		41,907,214

	Principal amount
Bonds & notes — 0.34%	(000)

CONSUMER DISCRETIONARY — 0.12%
DaimlerChrysler North America Holding Corp. 4.875% 2010	$2,500	2,518
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	6,085	6,416
DaimlerChrysler North America Holding Corp. 7.75% 2011	4,100	4,314
DaimlerChrysler North America Holding Corp. 7.30% 2012	8,894	9,689
DaimlerChrysler North America Holding Corp. 6.50% 2013	27,627	30,653
		53,590

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.12%
Brazilian Treasury Bill 0% 2010	BRL41,000	22,543
Brazil (Federal Republic of) 10.00% 2012	20,000	10,959
Brazil (Federal Republic of) 10.00% 2014	37,000	19,496
		52,998

ENERGY — 0.07%
Gaz Capital SA 8.146% 2018	$4,100	4,643
Gaz Capital SA, Series 9, 6.51% 2022	2,635	2,632
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	6,555	7,670
Gaz Capital SA 7.288% 2037	13,440	13,524
		28,469

CONSUMER STAPLES — 0.03%
British American Tobacco International Finance PLC 9.50% 20183	10,495	13,613

		Value
Bonds & notes		(000)

Total bonds & notes (cost: $113,166,000)		$148,670

	Principal amount
Short-term securities — 5.26%	(000)

Freddie Mac 0.095%–0.35% due 4/13–9/15/2010	$899,300	898,844
Fannie Mae 0.12%–0.33% due 4/14–9/1/2010	387,000	386,806
U.S. Treasury Bills 0.20%–0.305% due 6/10–8/26/2010	257,900	257,798
International Bank for Reconstruction and Development 0.10%–0.18% due 4/8–7/6/2010	153,100	153,077
Barton Capital LLC 0.17%–0.18% due 4/12–5/10/20103	106,523	106,507
Société Générale North America, Inc. 0.175%–0.19% due 4/1–4/12/2010	40,600	40,599
Federal Home Loan Bank 0.11%–0.15% due 4/16–5/21/2010	130,600	130,586
Barclays U.S. Funding Corp. 0.07%–0.22% due 4/1–4/9/2010	85,600	85,599
Credit Agricole North America, Inc. 0.205% due 4/7/2010	50,000	49,998
Straight-A Funding LLC 0.16% due 4/19–4/21/20103	45,900	45,897
CBA (Delaware) Finance Inc. 0.18% due 4/6/2010	27,700	27,699
Commonwealth Bank of Australia 0.215% due 6/9/20103	15,000	14,993
National Australia Funding (Delaware) Inc. 0.18% due 4/5/20103	32,100	32,099
Export Development Canada 0.20% due 4/8/2010	30,000	29,999
GDF SUEZ 0.16% due 4/15/20103	25,837	25,835
Bank of Nova Scotia 0.09% due 4/7/2010	18,500	18,500
Bank of America Corp. 0.20% due 4/6/2010	18,100	18,099
Thunder Bay Funding, LLC 0.18% due 4/7/20103	10,000	9,999

Total short-term securities (cost: $2,332,855,000)		2,332,934

Total investment securities (cost: $34,369,611,000)		44,388,818
Other assets less liabilities		(26,046)

Net assets		$44,362,772

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $248,943,000, which represented .56% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
BRL = Brazilian reais

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-907-0510O-S21518

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: May 28, 2010

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer and Principal Financial Officer

Date: May 28, 2010